John Hancock Global Opportunities Fund (the “fund”)

Supplement dated 5-15-13 to the current Summary Prospectus

Christopher A. Arbuthnot, CFA and Roger C. Hamilton are no longer portfolio managers on the investment management team of the fund. In addition, Paul Boyne and Doug McGraw have joined the investment management team of the fund.

Accordingly, in the “Fund summary” section, the information under the heading “Portfolio management” is amended and restated as follows:

Paul Boyne

Senior Managing Director, Senior Portfolio Manager

Joined fund team in 2013

Doug McGraw

Managing Director, Portfolio Manager

Joined fund team in 2013

You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference.